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                                                                 EXHIBIT 10.34

                          COLLATERAL THERAPEUTICS, INC.

                       RESTRICTED STOCK ISSUANCE AGREEMENT

            AGREEMENT made as of this day of , 199__, by and among Collateral Therapeutics, Inc., a California corporation (the "Corporation"), , a participant ("Participant") in the Corporation's 1995 Stock Option/Stock Issuance Plan (the "Plan") and , the Participant's spouse.

      I. PURCHASE OF SHARES

            1.1 Purchase. The Participant hereby purchases, and the Corporation hereby sells to Participant, __________ shares (the "Shares") of the Corporation's common stock ("Common Stock") at a purchase price of $_________ per share (the "Purchase Price") pursuant to the provisions of the Plan, with a vesting start date of __________________ ___, 199__ (the "Vesting Start Date").

            1.2 Payment. Concurrently with the execution of this Agreement, the Participant shall deliver to the Corporate Secretary of the Corporation (i) the aggregate Purchase Price payable for the Shares in cash or cash equivalent and
(ii) a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit A).

            1.3 Delivery of Certificates. The certificates representing the Shares hereunder shall be held in escrow by the Secretary of the Corporation as provided in Article VII hereof.

            1.4 Shareholder Rights. Until such time as the Corporation actually exercises its repurchase right, rights of first refusal or special purchase right under this Agreement, Participant (or any successor in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Shares, including the Shares held in escrow under Article VII, subject, however, to the transfer restrictions of Article IV.

      II. SECURITIES LAW COMPLIANCE

            2.1 Purchase Entirely for Own Account. This Agreement is made with Participant in reliance upon Participant's representation to the Corporation, which by Participant's execution of this Agreement Participant hereby confirms, that the Shares are being acquired for investment for Participant's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Participant has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Participant further represents that Participant does not have any

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contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. Participant represents that he has full power and authority to enter into this Agreement.

            2.2 Exemption from Registration. The Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are accordingly being issued to Participant in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission for stock issuances under compensatory benefit plans such as the Plan. Participant hereby acknowledges receipt of a copy of the documentation for such Plan in the form of Exhibit B attached hereto.

            2.3 Restricted Securities.

            A. Participant hereby confirms that Participant has been informed that the Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Participant hereby acknowledges that Participant is prepared to hold the Shares for an indefinite period and that Participant is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the Shares from the registration requirements of the 1933 Act.

            B. Upon the expiration of the ninety (90)-day period immediately following the date on which the Corporation first becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Shares, to the extent vested under Article V, may be sold (without registration) pursuant to the applicable requirements of Rule 144. If Participant is at the time of such sale an affiliate of the Corporation for purposes of Rule 144 or was such an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market-maker sale requirement and the requisite notice to the Securities and Exchange Commission); however, the two-year holding period requirement of the Rule will not be applicable. If Participant is not at the time of the sale an affiliate of the Corporation nor was such an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market-maker sale requirement for Shares held for less than three (3) years following payment in cash of the Purchase Price therefor) will be applicable to the sale.

            C. Should the Corporation not become subject to the reporting requirements of the Exchange Act, then Participant may, provided he/she is not at the time an affiliate of the Corporation (nor was such an affiliate during the preceding three (3) months), sell the Shares (without registration) pursuant to paragraph (k) of Rule 144 after the Shares have been held for a period of three (3) years following the payment in cash of the Purchase Price for such shares.


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            2.4 Disposition of Shares. Participant hereby agrees that
Participant shall make no disposition of the Shares (other than a permitted transfer under paragraph 4.1) unless and until there is compliance with all of the following requirements:

                  (a) Participant shall have notified the Corporation of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition.

                  (b) Participant shall have complied with all requirements of this Agreement applicable to the disposition of the Shares.

                  (c) Participant shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (i) the proposed disposition does not require registration of the Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule
      144) has been taken.

                  (d) Participant shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in paragraph 2.5.

            The Corporation shall not be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Article II nor (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

            2.5 Restrictive Legends. In order to reflect the restrictions on disposition of the Shares, the stock certificates for the Shares will be endorsed with restrictive legends, including one or more of the following legends:

                  (a) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (i) an effective registration statement for the shares under such Act, (ii) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (iii) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

                  (b) "The shares represented by this certificate are unvested and accordingly may not be sold, assigned, transferred, encumbered,


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      or in any manner disposed of except in conformity with the terms of a written agreement dated _____________, 19__, between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). Such agreement grants certain repurchase rights and rights of first refusal to the Corporation (or its assignees) upon the sale, assignment, transfer, encumbrance or other disposition of the Corporation's shares or upon termination of service with the Corporation. The Corporation will upon written request furnish a copy of such agreement to the holder hereof without charge."

      III. SPECIAL TAX PROVISIONS

            3.1 Section 83(b) Election. The Participant understands that under
Section 83 of the Code, the excess of the fair market value of the Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price for such Shares will be reportable as ordinary income on such lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Shares pursuant to the Repurchase Right provided under Article V of this Agreement. Participant understands that he/she may elect under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") to be taxed at the time the Shares are acquired hereunder, rather than when and as such Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Shares on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit C hereto. Participant understands that failure to make this filing within the thirty (30)-day period will result in the recognition of ordinary income by the Participant as the forfeiture restrictions lapse.

            3.2 PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER
SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS/HER BEHALF. This filing should be made by registered or certified mail, return receipt requested, and Participant must retain two (2) copies of the completed form for filing with his/her State and Federal tax returns for the current tax year and an additional copy for his/her personal records.

      IV. TRANSFER RESTRICTIONS

            4.1 Restriction on Transfer. Participant shall not transfer, assign, encumber or otherwise dispose of any of the Shares which are subject to the Corporation's Repurchase Right under Article V. In addition, Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise made the


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subject of disposition in contravention of the Corporation's First Refusal Right under Article VI. Such restrictions on transfer, however, shall not be applicable to (i) a gratuitous transfer of the Shares made to the Participant's spouse or issue, including adopted children, or to a trust for the exclusive benefit of the Participant or the Participant's spouse or issue, provided and only if the Participant obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Shares effected pursuant to the Participant's will or the laws of intestate succession or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by the Participant in connection with the acquisition of the Shares.

            4.2 Transferee Obligations. Each person (other than the Corporation) to whom the Shares are transferred by means of one of the permitted transfers specified in paragraph 4.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) both the Corporation's Repurchase Right and the Corporation's First Refusal Right granted hereunder and (ii) the market stand-off provisions of paragraph 4.4, to the same extent such Shares would be so subject if retained by the Participant.

            4.3 Definition of Owner. For purposes of Articles IV, V, VI and VII of this Agreement, the term "Owner" shall include the Participant and all subsequent holders of the Shares who derive their chain of ownership through a permitted transfer from the Participant in accordance with paragraph 4.1.

            4.4 Market Stand-Off Provisions.

            A. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters; provided, however, that in no event shall such period exceed one hundred-eighty (180) days. The limitations of this paragraph 4.4 shall remain in effect for the two-year period immediately following the effective date of the Corporation's initial public offering and shall thereafter terminate and cease to have any force or effect.

            B. Owner shall be subject to the market stand-off provisions of this paragraph 4.4 provided and only if the officers and directors of the Corporation are also subject to similar arrangements.


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            C. In the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock effected without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this paragraph 4.4, to the same extent the Shares are at such time covered by such provisions.

            D. In order to enforce the limitations of this paragraph 4.4, the Corporation may impose stop-transfer instructions with respect to the Shares until the end of the applicable market stand-off period.

      V. REPURCHASE RIGHT

            5.1 Grant. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date the Participant ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Purchase Price all or (at the discretion of the Corporation and with the consent of the Participant) any portion of the Shares in which the Participant has not acquired a vested interest in accordance with the vesting provisions of paragraph 5.3 below (such shares to be hereinafter called the "Unvested Shares"). For purposes of this Agreement, the Participant shall be deemed to remain in Service for so long as the Participant continues to render periodic services to the Corporation or any parent or subsidiary corporation, whether as an employee, a non-employee member of the board of directors, or an independent contractor or consultant.

            5.2 Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the applicable sixty (60)-day period specified in paragraph 5.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares may have been previously delivered out of escrow to the Owner, then Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Corporation the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Corporation shall, concurrently with the receipt of such stock certificates (either from escrow in accordance with paragraph 7.3 or from Owner as herein provided), pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Purchase Price previously paid for the Unvested Shares which are to be repurchased.

            5.3 Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under paragraph 5.2. In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to any and all Shares in which the Participant vests in accordance with the


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schedule below. Accordingly, as the Participant continues in Service, the
Participant shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the Shares in installments in accordance with the following provisions:

                  (a) The Participant shall not acquire any vested interest in, nor shall the Repurchase Right lapse with respect to, any Shares unless and until the Participant has completed twelve (12) months of Service measured from the Vesting Start Date.

                  (b) Upon the completion of the twelve (12) month Service period specified in subparagraph (a) above, the Participant shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, 25% of the Shares.

                  (c) The Participant shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the remaining Shares in a series of successive equal monthly installments over each of the next thirty-six (36) months of Service completed by the Participant after the initial vesting date under subparagraph (b) above.

            All Shares as to which the Repurchase Right lapses shall, however, continue to be subject to (i) the First Refusal Right and (ii) the market stand-off provisions of paragraph 4.4.

            5.4 Fractional Shares. No fractional shares shall be repurchased by the Corporation. Accordingly should the Repurchase Right extend to a fractional share (in accordance with the vesting computation provisions of paragraph 5.3) at the time the Participant ceases Service, then such fractional share shall be added to any fractional share in which the Participant is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

            5.5 Additional Shares or Substituted Securities. In the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Shares at the time subject to the Repurchase Right hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Corporation's capital structure; provided, however, that the aggregate Purchase Price shall remain the same.


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            5.6 Corporate Transaction.

            A. Immediately prior to the consummation of any of the following shareholder-approved transactions (a "Corporate Transaction"):

                  (i) a merger or consolidation in which the Corporation is not the surviving entity,

                  (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

                  (iii) any transaction (other than an issuance of shares by the Corporation for cash) in or by means of which one or more persons acting in concert acquire, in the aggregate, more than 50% of the outstanding shares of the stock of the Corporation, the Corporation may exercise the Repurchase Right with respect to the then Unvested Shares. The Repurchase Right shall automatically lapse with respect to all Unvested Shares not repurchased hereunder, except to the extent the Repurchase Right is to be assigned to the successor corporation (or its parent company) in connection with such Corporate Transaction.

            B. To the extent the Repurchase Right remains in effect following such Corporate Transaction, it shall apply to the new capital stock or other property (including cash) received in exchange for the Shares in consummation of the Corporate Transaction, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that the aggregate Purchase Price shall remain the same.

      VI. RIGHT OF FIRST REFUSAL

            6.1 Grant. The Corporation is hereby granted rights of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which the Optionee has vested in accordance with the vesting provisions of Article V. For purposes of this Article VI, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition for value of the Purchased Shares intended to be made by the Owner, but shall not include any of the permitted transfers under paragraph 4.1.

            6.2 Notice of Intended Disposition. In the event the Owner desires to accept a bona fide third-party offer for the transfer of any or all of the Purchased Shares (the shares subject to such offer to be hereinafter called the "Target Shares"), Owner shall


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promptly (i) deliver to the Corporate Secretary of the Corporation written notice (the "Disposition Notice") of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror, and
(ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles II and IV of this Agreement.

            6.3 Exercise of Right. The Corporation shall, for a period of forty-five (45) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon the same terms and conditions specified therein or upon terms and conditions which do not materially vary from those specified therein. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the forty-five (45)-day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Corporation (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than ten (10) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Corporation the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Article VII, the certificates for such shares shall automatically be released from escrow and delivered to the Corporation for purchase. Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Corporation (or its assignees) cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Corporation (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Owner and the Corporation. The closing shall then be held on the later of
(i) the tenth business day following delivery of the Exercise Notice or (ii) the tenth business day after such cash valuation shall have been made.

            6.4 Non-Exercise of Right. In the event the Exercise Notice is not given to Owner within forty-five (45) days following the date of the Corporation's receipt of the Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Article II of this Agreement. To the extent any of the Target Shares are at the time held in escrow under Article VII, the certificates for such shares shall automatically be released from escrow and surrendered to the Owner. The third-party offeror shall acquire the Target Shares free and


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clear of the Corporation's Repurchase Right under Article V and the
Corporation's First Refusal Right hereunder, but the acquired shares shall remain subject to (i) the securities law restrictions of subparagraph 2.3A. and
(ii) the market stand-off provisions of paragraph 4.4. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the Corporation's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph 6.7.

            6.5 Partial Exercise of Right. In the event the Corporation (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within thirty (30) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

                  (a) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of paragraph 6.4, as if the Corporation did not exercise the First Refusal Right hereunder; or

                  (b) sale to the Corporation (or its assignees) of the portion of the Target Shares which the Corporation (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph 6.3.

            Failure of Owner to deliver timely notification to the Corporation under this paragraph 6.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (a) above.

            6.6   Recapitalization/Merger.

            A. In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Corporation's First Refusal Right hereunder, but only to the extent the Purchased Shares are at the time covered by such right.

            B. In the event of any of the following transactions:

                  (i) a merger or consolidation in which the Corporation is not the surviving entity,


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                  (ii) a sale, transfer or other disposition of all or
      substantially all of the Corporation's assets,

                  (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to person or persons other than those who held such securities immediately prior to the merger, or

                  (iv) any transaction effected primarily to change the State in which the Corporation is incorporated, or to create a holding company structure,

the Corporation's First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the transaction but only to the extent the Purchased Shares are at the time covered by such right.

            6.7 Lapse. The First Refusal Right under this Article VI shall lapse and cease to have effect upon the earliest to occur of (i) the first date on which shares of the Corporation's Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Corporation's Board of Directors that a public market exists for the outstanding shares of the Corporation's Common Stock, or (iii) a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Corporation's Common Stock in the aggregate amount of at least $5,000,000. However, the market stand-off provisions of paragraph 4.4 shall continue to remain in full force and effect following the lapse of the First Refusal Right hereunder.

      VII. ESCROW

            7.1 Deposit. Upon issuance, the certificates for any Unvested Shares purchased hereunder shall be deposited in escrow with the Corporation to be held in accordance with the provisions of this Article VII. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit A. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporation pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with paragraph 7.3. Upon delivery of the certificates (or other assets and securities) to the Corporation, the Owner shall be issued an instrument of deposit acknowledging the number of Unvested Shares (or other assets and securities) delivered in escrow to the Corporation.


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            7.2 Recapitalization. All regular cash dividends on the Unvested
Shares (or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Unvested Shares shall be immediately delivered to the Corporation to be held in escrow under this Article VII, but only to the extent the Unvested Shares are at the time subject to the escrow requirements of paragraph 7.1.

            7.3 Release/Surrender. The Unvested Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

            (a) Should the Corporation (or its assignees) elect to exercise the Repurchase Right under Article V with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Corporation, concurrently with payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Purchase Price for such Unvested Shares, and the Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities attributable to such Unvested Shares).

            (b) Should the Corporation (or its assignees) elect to exercise its First Refusal Right under Article VI with respect to any vested Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall, concurrently with the payment of the paragraph 6.3 purchase price for such Target Shares to the Owner, be surrendered to the Corporation, and the Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities).

            (c) Should the Corporation (or its assignees) elect not to exercise its First Refusal Right under Article VI with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Owner for disposition in accordance with the provisions of paragraph 6.4.

            (d) As the interest of the Participant in the Unvested Shares (or any other assets or securities attributable thereto) vests in accordance with the provisions of Article V, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner in accordance with the following schedule:

                (i) The initial release of vested shares (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve (12)-month period measured from the initial vesting date under paragraph 5.3.

               (ii) Subsequent releases of vested shares (or other vested assets and securities) from escrow shall be effected at semi-annual intervals thereafter, with the first such semi-annual release to occur six (6) months after the initial paragraph 5.3 vesting date.

              (iii) Upon the Participant's cessation of Service, any escrowed Shares (or other assets or securities) in which the Participant is at the time vested shall be promptly released from escrow.

               (iv) Upon any earlier termination of the Corporation's Repurchase Right in accordance with the applicable provisions of Article V, the Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to the Owner as fully-vested shares or other property.

            (e) All Shares (or other assets or securities) released from escrow in accordance with the provisions of subparagraph (d) above shall nevertheless remain subject to (I) the Corporation's First Refusal Right under Article VI until such right lapses pursuant to paragraph 6.7, (II) the market stand-off provisions of paragraph 4.4 until such provisions terminate in accordance therewith and (III) the Special Purchase Right under Article VIII.

      VIII. MARITAL DISSOLUTION OR LEGAL SEPARATION

            8.1 Grant. In connection with the dissolution of the Participant's marriage or the legal separation of the Participant and the Participant's spouse, the Corporation shall have the right (the "Special Purchase Right"), exercisable at any time during the thirty (30)- day period following the Corporation's receipt of the required Dissolution Notice under paragraph 8.2, to purchase from the Participant's spouse, in accordance with the provisions of paragraph 8.3, all or any portion of the Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

            8.2 Notice of Decree or Agreement. The Participant shall promptly provide the Secretary of the Corporation with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of the Participant and the Participant's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree of dissolution or settlement agreement between the Participant and the Participant's spouse which provides for the award to the spouse of one or more Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

            8.3 Exercise of Special Purchase Right. The Special Purchase Right shall be exercisable by delivery of the Purchase Notice to the Participant and the Participant's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice), and the fair market value to be paid for such Shares. The Participant (or the Participant's spouse, to the extent such spouse has physical possession of the Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Corporate Secretary of the Corporation the certificates representing the shares to be purchased, each certificate to be properly endorsed for transfer. To the extent any of the shares to be purchased by the Corporation are at the time held in escrow under Article VII, the certificates for such shares shall be promptly delivered out of escrow to the Corporation. The Corporation shall, concurrently with the receipt of the stock certificates, pay to the Participant's spouse (in cash or cash equivalents) an amount equal to the fair market value specified for such shares in the Purchase Notice.

            If the Participant's spouse does not agree with the fair market value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Corporation and the Participant's spouse. The closing shall then be held on the fifth business day following the completion of such appraisal; provided, however, that if the appraised value is more than fifteen percent (15%) greater than the fair market value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five (5) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse.

            8.4 Lapse. The Special Purchase Right under this Article VIII shall lapse and cease to have effect upon the earlier to occur of (i) the first date on which the First Refusal Right under Article VI lapses or (ii) the expiration of the thirty (30)-day exercise period specified in paragraph 8.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

      IX. GENERAL PROVISIONS

            9.1 Assignment. The Corporation may assign its Repurchase Right under Article V, its First Refusal Right under Article VI and/or its Special Purchase Right under Article VIII to any person or entity selected by the Corporation's Board of Directors, including (without limitation) one or more shareholders of the Corporation.

            If the assignee of the Repurchase Right is other than a one hundred percent (100%) owned subsidiary corporation of the Corporation or the parent corporation owning one hundred percent (100%) of the Corporation, then such assignee must make a cash payment to the Corporation, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the fair market value of the Unvested Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for Unvested Shares thereunder.

            9.2 Definitions.

                  (a) Except as otherwise provided herein, capitalized terms shall have the meanings assigned to them in the Plan.

                  (b) For purposes of this Agreement, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                        (i) Any corporation (other than the Corporation) in an
                  unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                        (ii) Each corporation (other than the Corporation) in an
                  unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            9.3 No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the Service of the Corporation (or any parent or subsidiary corporation employing or retaining Participant) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary corporation employing or retaining Participant) or the Participant, which rights are hereby expressly reserved by each, to terminate the Participant's Service at any time for any reason whatsoever, with or without cause.

            9.4 Notices. Any notice required in connection with (i) the Repurchase Right, the Special Purchase Right or the First Refusal Right or (ii) the disposition of any Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 9.4 to all other parties to this Agreement.

            9.5 No Waiver. The failure of the Corporation (or its assignees) in any instance to exercise the Repurchase Right granted under Article V, or the failure of the Corporation (or its assignees) in any instance to exercise the First Refusal Right granted under Article VI, or the failure of the Corporation (or its assignees) in any instance to exercise the Special Purchase Right granted under Article VIII shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and the Participant or the Participant's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

            9.6 Cancellation of Shares. If the Corporation (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Corporation (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

      X. MISCELLANEOUS PROVISIONS

            10.1 Participant Undertaking. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Participant or the Shares pursuant to the express provisions of this Agreement.

            10.2 Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

            10.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State without resort to that State's conflict of laws rules.

            10.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            10.5 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Participant and the Participant's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

            10.6 Power of Attorney. Participant's spouse hereby appoints Participant his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Participant's spouse further gives and grants unto Participant as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Participant shall lawfully do and cause to be done by virtue of this power of attorney.

            IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                    Collateral Therapeutics, Inc.

                                    By:
                                       --------------------------------
                                    Title:
                                       --------------------------------


                        Address:
                                    --------------------------------

                                    --------------------------------


                                    --------------------------------
                                    Participant(1)

                        Address:
                                    --------------------------------

                                    --------------------------------

            The undersigned spouse of Participant has read and hereby approves the foregoing Restricted Stock Purchase Agreement. In consideration of the Corporation's granting the Participant the right to acquire the Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement, including, (specifically) the right of the Corporation (or its assignees) to purchase any and all interest or right the undersigned may otherwise have in such shares pursuant to community property laws or other marital property rights.


                                    Participant's Spouse
                                    --------------------------------

----------

      (1) I have executed the Section 83(b) election that was attached hereto as Exhibit C. As set forth in Article III, I understand that I, and not the Corporation, will be responsible for completing the form and filing the election with the appropriate offices of the federal and state tax authorities and that if such filing is not completed within thirty (30) days after the date of this Agreement, I will not be entitled to the tax benefits provided by Section 83(b).

                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

            FOR VALUE RECEIVED, __________ hereby sell(s), assign(s) and transfer(s) unto Collateral Therapeutics, Inc. (the "Corporation") _______________ (________) shares of the Common Stock of the Corporation standing in his\her name on the books of the Corporation represented by Certificate No.__________ and does hereby irrevocably constitute and appoint ____________ as attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.


Dated:
       ----------------


                                 Signature
                                           -------------------------------

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right set forth in the Agreement without requiring additional signatures on the part of the Participant.

                                   EXHIBIT B

                     1995 STOCK OPTION/STOCK ISSUANCE PLAN

                             AS AMENDED MAY 16, 1997

                          COLLATERAL THERAPEUTICS, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN

                                    ARTICLE I
                               GENERAL PROVISIONS

      1. PURPOSE

            This 1995 Stock Option/Stock Issuance Plan ("Plan") is intended to promote the interests of Collateral Therapeutics, Inc., a California corporation (the "Corporation"), by providing individuals who render valuable services to the Corporation (or any Parent or Subsidiary) with the opportunity to acquire ownership interests in the Corporation so as to encourage them to continue to render services to the Corporation (or any Parent or Subsidiary).

      2. STRUCTURE OF THE PLAN; TERMINOLOGY

            This Plan has two separate components: the Option Grant Program set forth in Article II and the Stock Issuance Program set forth in Article III. For the purposes of this Plan, any capitalized term shall have the meaning assigned under Article IV, Section 8 hereof.

      3. ADMINISTRATION OF THE PLAN

            A. This Plan shall be administered by either the Board or a committee of two (2) or more Board members appointed by the Board to which the Board has delegated administrative functions under the Plan (the "Plan Administrator"). Members of any committee to which the Board has delegated any administrative functions shall serve for such terms as the Board shall determine and subject to the Board's right of removal. All delegations of authority to any committee shall be and remain revocable by the Board.

            B. The Plan Administrator shall have full power and authority to implement, interpret and administer the Plan, to establish all such rules and regulations as it deems appropriate, and to make such determinations under the Plan and any outstanding option grants or share issuances as it deems necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or share issuance.

      4. SELECTION OF OPTIONEES AND PARTICIPANTS

            A. The persons eligible to receive share issuances under the Stock Issuance Program and/or option grants pursuant to the Option Grant Program are limited to Employees; non-employee members of the Board of the Corporation (or of any Parent or Subsidiary); and consultants and other independent contractors who provide valuable services to the Corporation (or to any Parent or Subsidiary).

            B. The Plan Administrator shall have the absolute discretion and authority to determine, subject to the provisions of this Plan, the terms of any option grant or share issuance. In addition to any other matters over which the Plan Administrator has discretion hereunder, the Plan Administrator shall determine which, if any, eligible individuals will be granted options in accordance with Article II of the Plan and which will be issued shares in accordance with Article III of the Plan. With respect to option grants made under the Plan, the Plan Administrator will determine the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable, the vesting schedule (if any) applicable to shares issued pursuant to the granted options, and the maximum term for which the option may remain outstanding. With respect to share issuances under the Stock Issuance Program, in addition to other matters over which the Plan Administrator has discretion hereunder, the Plan Administrator will determine the number of shares to be issued to each issuee, the vesting schedule (if any) applicable to the issued shares, and the consideration to be paid by the individual for such shares.

            C. Common Stock issuable under the Plan, whether under the Option Grant Program or the Stock Issuance Program, may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be imposed by the Plan Administrator and set forth in the documents governing such option or issuance.

      5. STOCK SUBJECT TO THE PLAN

            A. Common Stock of the Corporation ("Common Stock") will be issued under the Plan. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 562,359 shares, subject to adjustment from time to time in accordance with the provisions of this Section 5 of Article I.

            B. Shares reserved for issuance under granted options but not in fact issued pursuant to options granted under the Plan due to the expiration or termination of the option or the cancellation of the option in accordance with
Section 3 of Article II, will again become available for issuance under the Plan. Shares actually issued under the Plan, whether pursuant to the exercise of an option under the Option Grant Program or a stock issuance pursuant to the Stock Issuance Program, which are subsequently repurchased by the Corporation will not become available for future issuance.

            C. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the aggregate number and/or class of shares issuable under the Plan and (ii) the aggregate number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

      6. AMENDMENT OF THE PLAN AND AWARDS

            A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect the rights and obligations of an optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any issuee with respect to Common Stock issued under the Plan prior to such action unless such optionee or issuee consents to such amendment. In addition, the Board shall not, without the approval of the Corporation's shareholders, amend the Plan so as to (i) increase the maximum number of shares issuable under the Plan (except for adjustments required under Article I, subsection 5. C.), (ii) materially increase the benefits accruing to individuals who participate in the Plan, or (iii) materially modify the eligibility requirements for participation in the Plan.

            B. Options to purchase shares of Common Stock may be granted under the Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program, which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Option Grant Program or the Stock Issuance Program are held in escrow until shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan is obtained. If such approval is not obtained within twelve (12) months after the date the initial excess issuances are made, then (i) any unexercised options representing such excess shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund to the optionees and issuees the option or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable short term federal rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

      7. EFFECTIVE DATE AND TERM OF PLAN

            A. The Plan shall become effective when adopted by the Board. Options to purchase shares of Common Stock may be granted under the Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program from and after the effective date, provided any shares actually issued under the Plan are held in escrow until shareholder approval of the Plan is obtained. If such approval is not obtained within twelve (12) months after the effective date, then (i) all options shall terminate and cease to be exercisable, (ii) the Corporation shall promptly refund to the optionees and issuees the option or purchase price paid for any shares issued under the Plan, together with interest (at the applicable short term federal rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding, and (iii) this Plan shall terminate in its entirety.

            B. Unless sooner terminated by reason of subsection 7. A. of this
Article I, the Plan shall terminate upon the earlier of (i) November 14, 2005, or (ii) the date on which all shares available for issuance under the Plan have been issued pursuant to the exercise of options granted under Article II or the issuance of shares under Article III. The termination of the Plan shall have no effect on any outstanding options under or shares issued and outstanding under the Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing such options and issuances.

      8. NO EMPLOYMENT OR SERVICE RIGHTS

            Nothing in the Plan shall confer upon any person any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary) or of the optionee or the issuee, which rights are hereby expressly reserved by each, to terminate Service of the optionee or issuee at any time for any reason whatsoever, with or without cause or to engage in any Corporate Transaction.

                                   ARTICLE II
                              OPTION GRANT PROGRAM

      1. TERMS AND CONDITIONS OF OPTIONS

            Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options except that individuals who are not Employees may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions of Sections 1 and 3 of this Article II and each instrument evidencing an Incentive Option shall, in addition, comply with the provisions of Section 2 of this Article II.

      A. Option Price.

                  (i) The option price per share shall be fixed by the Plan Administrator. In no event, however, shall the option price per share be less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date of the option grant.

                  (ii) The option price per share shall become immediately due upon exercise of the option and shall, subject to the provisions of Article IV,
Section 1 and the agreement evidencing such grant, be payable in cash or check drawn to the Corporation's order. Notwithstanding the above, should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), at the time the option is exercised, then the option price may also be paid as follows:

                        - in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value; or

                        - through a special sale and remittance procedure pursuant to which the optionee provides irrevocable written instructions
      (a) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

Except to the extent such sale and remittance procedure is utilized, payment of the option price must occur at the time the option is exercised.

            B. Term and Exercise of Options. Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the stock option agreement evidencing such option. However, no option granted under the Plan shall have a term in excess of ten (10) years from the grant date.

            C. No Assignment. During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution following the optionee's death.

            D. Termination of Service. The following provisions shall govern the exercise period applicable to any options held by the optionee at the time of cessation of Service or death:

                  (i) Should the optionee cease to remain in Service for any reason other than death or Permanent Disability, then the period during which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

                  (ii) Should such Service terminate by reason of Permanent Disability or should the optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)- month period following the date of the optionee's cessation of Service or death. During the limited exercise period following the optionee's death, the option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

                  (iii) The Plan Administrator shall have full power and authority to extend (either at the time the option is granted or at any time while the option remains outstanding) the period of time for which the option is to remain exercisable following the optionee's cessation of Service, from the limited period otherwise applicable under subsection 1. C. of this Article II, to such greater period of time as the Plan Administrator may deem appropriate under the circumstances.

                  (iv) Notwithstanding the above, no option shall be exercisable after the specified expiration date of the option term.

                  (v) Each such option shall, during the applicable limited exercise period, be exercisable only with respect to the shares for which the option was exercisable on the date of the optionee's cessation of Service.

            E. Shareholder Rights. An optionee shall not have rights as a shareholder with respect to any shares subject to an option until such optionee shall have exercised the option and paid the option price.

2. INCENTIVE OPTIONS

            All provisions of the Plan shall be applicable to Incentive Options granted hereunder and, in addition, the terms and conditions specified in this
Section 2 shall be
applicable to Incentive Options granted under the Plan. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions set forth herein.

      A. Option Price.

                  (i) The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the grant date.

                  (ii) If the individual to whom the option is granted is a 10% Shareholder, then the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of the option grant.

            B. Dollar Limitation. The aggregate Fair Market Value (determined as of the date or dates of grant) of Common Stock which first becomes exercisable during any one calendar year under Incentive Options granted to any Employee under any option plan of the Corporation (or any parent or subsidiary corporation) shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds options which become exercisable in the same calendar year, the foregoing limitation on such options shall be applied on the basis of the order in which such options are granted. Any options in excess of such limitation shall automatically be treated as Non-Statutory Options.

            C. Term of Option for 10% Shareholders. No option granted to a 10% Shareholder shall have a term in excess of five (5) years from the grant date.

      3. CANCELLATION AND NEW GRANT OF OPTIONS

            The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or a different number of shares of Common Stock but having an option price per share established at the time of such cancellation and regrant in accordance with the provisions of this Plan.

                                   ARTICLE III
                             STOCK ISSUANCE PROGRAM

      1. STOCK ISSUANCES

            Shares of Common Stock shall be issuable under the Stock Issuance Program through direct and immediate issuances without any intervening stock option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") in a form acceptable to the Plan Administrator, which form shall be in compliance with the provisions of the Plan.

      2. ISSUE PRICE

            The purchase price per share shall be fixed by the Plan Administrator, but in no event shall it be less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock at the time of issuance.

      3. PAYMENT OF ISSUE PRICE

            Except as provided in Article IV, Section 1, shares shall be issued only in exchange for cash, a check payable to the Corporation, for services previously rendered to the Corporation (or any Parent or Subsidiary) or such other lawful consideration as may be acceptable to the Plan Administrator.

                                   ARTICLE IV
                                  MISCELLANEOUS

      1. LOANS

            A. The Plan Administrator may assist any optionee or issuee (other than a non-employee director) in the exercise of one or more options granted to such optionee under the Option Grant Program or the purchase of one or more shares to be issued to such issuee under the Stock Issuance Program, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such optionee or issuee, or (ii) permitting the optionee or issuee to pay the option price or purchase price for the purchased Common Stock in installments over a period of years.

            B. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans or installment payments may be authorized with or without security or collateral. However, any loan made to a consultant or other non-employee advisor must be secured by property other than the purchased shares of Common Stock. In all events the maximum credit available to each optionee or issuee may not exceed the sum of
(i) the aggregate option price or purchase price payable for the purchased shares plus (ii) any Federal and State income and employment tax liability incurred by the optionee or issuee in connection with such exercise or purchase.

            C. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under the financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Board in its discretion deems appropriate.

      2. VESTING OF SHARES AND REPURCHASE RIGHTS

            A. The Plan Administrator, in its absolute discretion, may issue fully and immediately vested shares of Common Stock, or the Plan Administrator may impose such vesting requirements as it deems appropriate with the Corporation retaining a right to repurchase any unvested shares. The terms of the vesting schedule and of the Corporation's repurchase rights shall be as determined by the Plan Administrator and set forth in the agreement governing such issuance.

            B. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the holder of unvested Common Stock may have the right to receive by reason of a stock dividend, stock split, reclassification or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting and repurchase limitations applicable to the unvested Common Stock with respect to which it was paid or arose, and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

            C. No person to whom shares of Common Stock have been issued pursuant to the Plan may transfer any such shares which have not vested. Notwithstanding the above, the issuee shall have the right to make a gift of unvested shares acquired under the Plan to his spouse, parents or issue or to a trust established for such spouse, parents or issue, provided the transferee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Plan and the Issuance Agreement or Stock Purchase Agreement executed by the issuee at the time of his acquisition of the gifted shares.

      3. MARKET STAND-OFF AGREEMENTS

            The Plan Administrator may require each person to whom any shares are issued under this Plan to enter into an agreement which restricts or prohibits the sale of any stock of the Corporation by such person for a reasonable period of time following a public offering of any shares of stock by the Corporation.

      4. RIGHT OF FIRST REFUSAL

            Until such time as the Corporation's outstanding shares of Common Stock are first registered under Section 12(g) of the 1934 Act, the Plan Administrator may subject any shares issued pursuant to the Plan to a right of first refusal with respect to any proposed disposition of such shares other than a transfer permitted by Section 2. C. of this Article IV. Such right of first refusal shall be exercisable by the Corporation (or its assignees) in accordance with the terms and conditions specified in the instrument governing the issuance of such shares.

      5. SECURITIES LAWS; LEGENDS

            A. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until the Corporation shall have determined that there has been full and adequate compliance with all applicable requirements of the Federal and state securities laws and all other applicable legal and regulatory requirements.

            B. Shares issued under the Plan shall bear such legends as the Plan Administrator deems necessary or appropriate, including such restrictive legends as the Plan Administrator shall require to reflect the terms of any agreement between the issuee and the Corporation.

      6. SHAREHOLDER RIGHTS

            Subject to the rights of the Corporation set forth herein or in any other agreement entered into between the Corporation and an issuee of shares under the Plan, each person to whom shares of Common Stock have been issued under the Plan shall have all the rights of a shareholder with respect to those shares whether or not his interest in such shares is vested. Accordingly, the issuee shall have the right to vote such shares and to receive any cash dividends or other distributions paid or made with respect to such shares.

      7. ACCELERATION

            The Plan Administrator may, in its discretion, provide for the automatic acceleration upon a change of control and/or Corporate Transaction of the time at which any option will become exercisable or for the lapse of any repurchase right tied to vesting by including a provision to such effect in the documents evidencing the rights of the optionee or issuee.

      8. DEFINITIONS

            The following definitions shall be in effect under this Plan:

            A. Board shall mean the Board of Directors of the Corporation.

            B. Common Stock shall mean the common stock of the Corporation.

            C. Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

                (i) any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) in which more than fifty percent (50%) of the Corporation's outstanding voting stock is transferred to a person or persons different from those who held the stock immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

            D. Employee shall mean an individual who is in the employ of the Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

            E. Fair Market Value per share of Common Stock on any relevant date under the Plan shall be the value determined in accordance with the following provisions:

                (i) If the Common Stock is not at the time listed or admitted to trading on any Stock Exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed or admitted to trading on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

              (iii) If the Common Stock is at the time neither listed nor admitted to trading on any Stock Exchange nor traded on the Nasdaq National Market, then such Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

            F. Incentive Option shall mean a stock option which satisfies the requirements of the Internal Revenue Code of 1986, as amended (the "Code")
Section 422.

            G. Non-Statutory Option shall mean a stock option not intended to meet the requirements of Code Section 422.

            H. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            I. Permanent Disability shall have the meaning assigned to such term in Code Section 22(e)(3).

            J. Service shall mean the provision of services to the Corporation or any Parent or Subsidiary by an individual in the capacity of an Employee, a non-employee member of the Board or a consultant or independent contractor.

            K. Subsidiary shall mean each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            L. 10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation.

      9. USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the issuance of shares of Common Stock under the Plan shall be used for general corporate purposes.

      10. WITHHOLDING

            The Corporation's obligation to deliver shares upon the exercise of any options granted under Article II or the purchase of any shares issued under
Article III shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

      11. REGULATORY APPROVALS

            The implementation of the Plan, the granting of any options under the Option Grant Program, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

                                   EXHIBIT C
                          SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)   The taxpayer who performed the services is:

      Name:
      Address:
      Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is _____________ shares of the common stock of Collateral Therapeutics, Inc.

(3)   The property was issued on ____________, 19__.

(4) The taxable year in which the election is being made is the calendar year 19__.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of annual and monthly installments over a four (4) year period ending on _______________.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_______ per share.

(7)   The amount paid for such property is $________ per share.

(8) A copy of this statement was furnished to Collateral Therapeutics, Inc. for whom taxpayer rendered the service underlying the transfer of property.

(9)  This statement is executed as of: __________________, 19__.



-----------------------------                   --------------------------
Spouse (if any)                                 Taxpayer

This form must be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within 30 days after the execution date of the Restricted Stock Issuance Agreement.


                                       C-1